UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-6474

                      DREYFUS GROWTH AND INCOME FUND, INC.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/03



                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus
      Growth and Income
      Fund, Inc.

      ANNUAL REPORT October 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Securities Sold Short

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                   Growth and Income Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Growth and Income Fund, Inc. covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003

2


DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

HOW DID DREYFUS GROWTH AND INCOME FUND, INC. PERFORM
RELATIVE TO ITS BENCHMARK?

For the 12-month period ended October 31, 2003, the fund produced a total return of 16.48%.(1) This compares with a total return of 20.79% provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), during the same period.(2)

We attribute the fund's performance primarily to a favorable shift in investor sentiment beginning in mid-March 2003. This shift in investor sentiment that was prompted by decisive military action in Iraq and improving prospects for domestic economic growth drove many stock prices higher during the second half of the reporting period. While the portfolio participated in the stock market's rise to a significant degree, the market's greatest gains were concentrated among smaller more volatile stocks with weak underlying fundamentals. Since our disciplined investment approach generally steered us away from such speculative investments, the fund's total return lagged that of its benchmark.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, it invests primarily in stocks of domestic and foreign issuers. The fund' s stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

In choosing stocks, the fund employs fundamental analysis, primarily focusing on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund generally seeks companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio seeks to create a broadly diversified portfolio with a value tilt, generally exhibiting a weighted average price-to-earnings ("P/E") ratio less than that of the

                                                                    The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

S& P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S& P 500 Index. Income is primarily generated from dividend-paying stocks in which the fund may invest. The manager selects stocks based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the sustainability or growth of earnings or cash flow;
    and

*   FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued or a more attractive opportunity has been identified.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The fund' s absolute performance benefited from its focus on stocks we believed were well-positioned for a cyclical upturn in business. For example, we invested a relatively large percentage of the fund's assets in consumer discretionary stocks, most of which delivered above-average returns. Top performers included retailers such as Staples, Best Buy and Target; media and entertainment holdings such as InterActive; leisure and travel companies such as Carnival; and food service providers such as McDonald's. In the financial area, strong individual stock selections boosted performance. Standouts included companies benefiting from the home refinancing boom such as Countrywide Financial; companies with significant capital markets exposure such as FleetBoston Financial and Morgan Stanley.

The fund also enhanced total returns through its relatively heavy position in technology stocks. Investments in manufacturing outsourcers such as Jabil Circuit, and semiconductor chip and equipment makers such as National Semiconductor and KLA-Tencor, produced robust returns. However, these gains fell short of the returns registered by the S&P 500 Index's technology group, which included several high-flying speculative stocks with poor underlying fundamentals that the

4
fund avoided. Disappointment among a few health care holdings, such as IDEC Pharmaceuticals, Medimmune, HCA and Biovail, also undermined performance, as did a few individual holdings in various other areas. For example, Kraft Foods declined when the company revealed unexpectedly high pension-related costs

WhAT IS THE FUND'S CURRENT STRATEGY?

Historically, smaller, more speculative stocks have led the markets in the early stages of economic recoveries while higher-quality stocks tend to produce better results later in the cycle. Accordingly, we believe that the fund's ongoing focus on fundamentally sound companies positions the fund to benefit from further, moderate economic growth.

In addition, as of the end of the reporting period, our disciplined stock selection process has continued to lead us to investment opportunities among high-quality stocks that tend to be relatively sensitive to the economy's fluctuations. In particular, the fund holds overweighted positions in the materials and processing, technology and industrial areas. On the other hand, the fund holds underweighted positions in health care and consumer staples, which tend to be relatively insensitive to economic changes. The fund also holds comparatively few stocks in the telecommunication services group, where many companies continue to suffer from overcapacity and weak demand.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

FUND PERFORMANCE

                           Standard &
                            Poor's 500
              Dreyfus       Composite
              Growth          Stock
  PERIOD    and Income        Price
            Fund, Inc.       Index *

 10/31/93     10,000         10,000
 10/31/94     10,005         10,386
 10/31/95     11,322         13,129
 10/31/96     13,520         16,290
 10/31/97     15,273         21,520
 10/31/98     16,378         26,256
 10/31/99     19,619         32,993
 10/31/00     21,207         34,999
 10/31/01     17,358         26,288
 10/31/02     14,533         22,319
 10/31/03     16,928         26,959

--------------------------------------------------------------------------------


Average Annual Total Returns as of 10/31/03

                                                                1 Year                 5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                            16.48%                  0.66%                  5.40%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GROWTH AND INCOME FUND, INC. ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES OR OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



6
STATEMENT OF INVESTMENTS

October 31, 2003


COMMON STOCKS--98.0%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--12.9%


Best Buy                                                                                         83,000  (a)           4,839,730

Carnival                                                                                        125,000  (b)           4,363,750

Clear Channel Communications                                                                    190,580                7,779,476

Comcast, Cl. A                                                                                  182,564  (a)           6,192,571

Disney (Walt)                                                                                   189,000                4,278,960

General Motors                                                                                   69,000  (b)           2,944,230

Hilton Hotels                                                                                   182,000                2,882,880

Home Depot                                                                                      276,000               10,231,320

InterActive                                                                                     114,900  (a,b)         4,217,979

Johnson Controls                                                                                 42,000                4,516,260

Lamar Advertising                                                                               121,100  (a)           3,669,330

Liberty Media                                                                                   611,000  (a)           6,164,990

McDonald's                                                                                      374,000                9,353,740

Staples                                                                                         223,100                5,983,542

TJX Cos.                                                                                        412,800  (a)           8,664,672

Target                                                                                          164,000                6,517,360

Time Warner                                                                                     393,650  (a)           6,018,909

Toyota Motor, ADR                                                                                69,000                4,003,380

Viacom, Cl. B                                                                                   224,935                8,968,158

                                                                                                                     111,591,237

CONSUMER STAPLES--5.9%

Altria Group                                                                                    289,000               13,438,500

Coca-Cola                                                                                       225,000                10,440,000

Kraft Foods                                                                                      89,000                 2,589,900

PepsiCo                                                                                         227,000                10,855,140

Procter & Gamble                                                                                137,500                13,514,875

                                                                                                                       50,838,415

ENERGY--5.9%

Devon Energy                                                                                    165,600                 8,031,600

Exxon Mobil                                                                                     628,662                22,996,456

Schlumberger                                                                                    180,000                 8,454,600

XTO Energy                                                                                      491,033                11,622,751

                                                                                                                       51,105,407

FINANCIAL--21.2%

ACE                                                                                              74,000                 2,664,000

American Express                                                                                204,000                 9,573,720

American International Group                                                                    314,673                19,141,559

                                                                                                                        The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Bank of America                                                                                 140,900                10,670,357

Bank of New York                                                                                200,000                 6,238,000

Bank One                                                                                        109,000                 4,627,050

CIT Group                                                                                       128,000                 4,303,360

Capital One Financial                                                                            51,000                 3,100,800

Citigroup                                                                                       521,271                24,708,245

Countrywide Financial                                                                            83,000                 8,724,960

Federal Home Loan Association                                                                    84,200                 4,726,146

Federal National Mortgage Association                                                           161,500                11,577,935

FleetBoston Financial                                                                           139,036                 5,615,664

Goldman Sachs Group                                                                              77,700                 7,296,030

J.P. Morgan Chase & Co.                                                                         162,900                 5,848,110

MBNA                                                                                            290,900                 7,199,775

Marsh & McLennan Cos.                                                                           116,000                 4,959,000

Merrill Lynch                                                                                    47,000                 2,782,400

Morgan Stanley                                                                                  128,000                 7,023,360

National City                                                                                    82,000                 2,678,120

St. Paul Cos.                                                                                    67,700                 2,581,401

Travelers Property Casualty, Cl. A                                                              273,033                 4,450,438

U.S. Bancorp                                                                                    257,000                 6,995,540

Washington Mutual                                                                               101,000                 4,418,750

Wells Fargo                                                                                     200,000                11,264,000

                                                                                                                      183,168,720

HEALTH CARE--9.0%

Abbott Laboratories                                                                             104,000                 4,432,480

Amgen                                                                                           128,000  (a)           7,905,280

Bard (C.R.)                                                                                      37,000                2,961,850

Becton, Dickinson & Co.                                                                          88,000  (b)           3,217,280

Bristol-Myers Squibb                                                                            155,000                3,932,350

Johnson & Johnson                                                                               164,000                8,254,120

Lilly (Eli) & Co.                                                                                92,700                6,175,674

Merck & Co.                                                                                     132,000                5,841,000

Novartis, ADR                                                                                    99,000                3,798,630

Pfizer                                                                                          406,550               12,846,980

St. Jude Medical                                                                                 47,000  (a)           2,733,520

8
COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Teva Pharmaceutical Industries, ADR                                                             114,000                 6,485,460

Wyeth                                                                                           195,700                 8,638,198

                                                                                                                       77,222,822

INDUSTRIALS--11.5%

CSX                                                                                             135,000                 4,295,700

Caterpillar                                                                                      35,000                 2,564,800

Danaher                                                                                          84,000                 6,959,400

Deere & Co.                                                                                      90,000                 5,455,800

Emerson Electric                                                                                 88,000                 4,994,000

General Electric                                                                                941,000                27,298,410

Honeywell International                                                                          84,000                 2,571,240

Illinois Tool Works                                                                              60,000                 4,413,000

Ingersoll-Rand, Cl. A                                                                           147,000                 8,878,800

Rockwell Collins                                                                                 99,000                 2,717,550

Ryanair Holdings, ADR                                                                            88,000  (a,b)         4,532,000

3M                                                                                               70,000                5,520,900

Tyco International                                                                              225,000                4,698,000

United Parcel Service, Cl. B                                                                     67,000                4,858,840

United Technologies                                                                              59,000                4,996,710

Waste Management                                                                                174,000                4,510,080

                                                                                                                      99,265,230

INFORMATION TECHNOLOGY--22.6%

Accenture                                                                                       236,900  (a)           5,543,460

Agere Systems, Cl. A                                                                          1,224,000  (a)           4,259,520

Applied Materials                                                                               253,000  (a)           5,912,610

Cisco Systems                                                                                   654,000  (a)          13,720,920

Computer Sciences                                                                               132,600  (a)           5,253,612

Dell                                                                                            313,000  (a)          11,305,560

EMC                                                                                             490,000  (a)           6,781,600

First Data                                                                                      156,000                5,569,200

Hewlett-Packard                                                                                 253,623                5,658,329

Intel                                                                                           673,200               22,249,260

International Business Machines                                                                 157,000               14,048,360

Jabil Circuit                                                                                   291,000  (a)           8,104,350

KLA-Tencor                                                                                      164,000  (a)           9,402,120

                                                                                                                  The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Micron Technology                                                                               181,000  (a)           2,595,540

Microsoft                                                                                     1,123,000               29,366,450

Motorola                                                                                        343,000                4,640,790

National Semiconductor                                                                          126,400  (a)           5,135,632

Nokia Oyj, ADR                                                                                  246,000                4,179,540

Oracle                                                                                          757,000  (a)           9,053,720

QUALCOMM                                                                                         65,000                3,087,500

SAP, ADR                                                                                         80,000                2,923,200

Taiwan Semiconductor Manufacturing, ADR                                                         285,800  (a)           3,160,948

Teradyne                                                                                        171,800  (a)           3,913,604

VeriSign                                                                                        289,000  (a)           4,586,430

Xilinx                                                                                          144,000  (a)           4,564,800

                                                                                                                     195,017,055

MATERIALS--4.0%

Air Products & Chemicals                                                                        58,000                2,633,780

Alcoa                                                                                          169,000                5,335,330

duPont (EI) deNemours                                                                           58,000                2,343,200

International Paper                                                                            237,000                9,325,950

PPG Industries                                                                                  90,000                5,188,500

Praxair                                                                                         65,000                4,522,700

Weyerhaeuser                                                                                    81,000                4,878,630

                                                                                                                     34,228,090

TELECOMMUNICATION SERVICES--2.4%

BellSouth                                                                                      204,000                5,367,240

SBC Communications                                                                             264,600                6,345,108

Telefonos de Mexico, ADR                                                                       136,000                4,372,400

Verizon Communications                                                                         135,000                4,536,000

                                                                                                                     20,620,748

UTILITIES--2.6%

Exelon                                                                                          85,000                5,393,250

FPL Group                                                                                       65,000                4,143,100

Progress Energy                                                                                 62,000                2,672,200

Southern                                                                                       147,000                4,380,600

TXU                                                                                            112,000                2,555,840

Wisconsin Energy                                                                                88,000                2,882,000

                                                                                                                     22,026,990

TOTAL COMMON STOCKS
   (cost $752,599,186)                                                                                               845,084,714

10
OTHER INVESTMENTS--2.2%                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     6,488,666  (c)           6,488,666

Dreyfus Institutional Cash Advantage Plus Fund                                                6,488,667  (c)           6,488,667

Dreyfus Institutional Preferred Plus
   Money Market Fund                                                                          6,488,667  (c)           6,488,667

TOTAL OTHER INVESTMENTS
   (cost $19,466,000)                                                                                                 19,466,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..92%, 11/28/2003                                                                              1,000,000  (d)             999,350

..92%, 12/11/2003                                                                                150,000  (e)             149,862

..91%, 12/18/2003                                                                                225,000  (e)             224,719

..90%, 1/02/2004                                                                               2,000,000  (e)           1,996,940

..92%, 1/22/2004                                                                               2,350,000  (e)           2,345,229

TOTAL SHORT-TERM INVESTMENTS
   (cost $5,715,838)                                                                                                   5,716,100
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
   FOR SECURITIES LOANED--1.6%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $13,536,948)                                                                        13,536,948               13,536,948
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $791,317,972)                                                            102.5%              883,803,762

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.5%)             (21,171,230)

NET ASSETS                                                                                       100.0%              862,632,532

(A) NON-INCOME PRODUCING.

(B) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT OCTOBER 31, 2003, THE
    TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $12,979,200 AND
    THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $13,536,948.

(C) INVESTMENTS IN AFFILATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

(D) PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
    FINANCIAL FUTURES POSITIONS.

(E) PARTIALLY HELD BY THE BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  11

STATEMENT OF FINANCIAL FUTURES

October 31, 2003


                                                                  Market Value                                         Unrealized
                                                                    Covered by                                       Appreciation
                                              Contracts          Contracts ($)                 Expiration        at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

Standard & Poor's 500                                42             11,019,750             December 2003                 61,925

SEE NOTES TO FINANCIAL STATEMENTS.

12
STATEMENT OF SECURITIES SOLD SHORT

October 31, 2003


COMMON STOCKS                                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Kraft Foods
   (proceeds $2,455,048)                                                                         89,000                2,589,900

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund 13



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments (including securities
   loaned valued at $12,979,200)--Note 1(c)           791,317,972  883,803,762

Cash                                                                    37,904

Receivable for investment securities sold                            2,670,157

Receivable from brokers for proceeds on securities sold short        2,455,048

Dividends and interest receivable                                    1,103,652

Receivable for futures variation margin--Note 4                         10,500

Receivable for shares of Common Stock subscribed                         6,851

Prepaid expenses                                                        45,951

                                                                   890,133,825
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           656,327

Liability for securities loaned--Note 1(c)                           13,536,948

Payable for investment securities purchased                          10,205,101

Securities sold short, at value (proceeds $2,455,048)
  --See Statement of Securities Sold Short                            2,589,900

Payable for shares of Common Stock redeemed                             318,243

Accrued expenses                                                        194,774

                                                                     27,501,293
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      862,632,532
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     899,605,869

Accumulated undistributed investment income--net                        415,332

Accumulated net realized gain (loss) on investments                (129,801,532)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $61,925 net unrealized
  appreciation on financial futures)                                 92,412,863
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      862,632,532
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      63,228,416

NET ASSET VALUE, offering and redemption price per share ($)              13.64

SEE NOTES TO FINANCIAL STATEMENTS.

14
STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $18,247 foreign taxes withheld at source)    12,869,772

Interest                                                                58,643

Income on securities lending                                            23,459

TOTAL INCOME                                                        12,951,874

EXPENSES:

Management fee--Note 3(a)                                            6,012,929

Shareholder servicing costs--Note 3(b)                               2,198,989

Dividend on securities sold short                                       66,328

Directors' fees and expenses--Note 3(c)                                 64,363

Custodian fees--Note 3(b)                                               59,232

Professional fees                                                       36,381

Registration fees                                                       26,781

Prospectus and shareholders' reports                                    19,608

Interest expense--Note 2                                                 2,535

Miscellaneous                                                            6,066

TOTAL EXPENSES                                                       8,493,212

INVESTMENT INCOME--NET                                               4,458,662
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                               (48,499,852)

  Short sale transactions                                            (608,606)

Net realized gain (loss) on financial futures                        3,036,801

NET REALIZED GAIN (LOSS)                                          (46,071,657)

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($1,182,492) net
  unrealized depreciation on financial futures]                    165,397,224

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             119,325,567

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               123,784,229

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  15

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,458,662           3,760,825

Net realized gain (loss) on investments       (46,071,657)        (77,744,439)

Net unrealized appreciation (depreciation)
   on investments                             165,397,224         (88,886,627)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  123,784,229        (162,870,241)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (4,717,914)          (3,598,519)

Net realized gain on investments                       --         (40,264,968)

TOTAL DIVIDENDS                               (4,717,914)         (43,863,487)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  32,970,061         107,509,472

Dividends reinvested                            4,441,753          41,828,966

Cost of shares redeemed                       (99,801,227)       (228,876,614)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (62,389,413)        (79,538,176)

TOTAL INCREASE (DECREASE) IN NET ASSETS        56,676,902        (286,271,904)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           805,955,630        1,092,227,534

END OF PERIOD                                 862,632,532          805,955,630

Undistributed investment income--net              415,332             674,584
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,689,888           7,274,714

Shares issued for dividends reinvested            367,070           2,782,823

Shares redeemed                               (8,243,716)         (16,288,590)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,186,758)         (6,231,053)

SEE NOTES TO FINANCIAL STATEMENTS.

16
FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended October 31,
                                                            ------------------------------------------------------------------------
                                                            2003           2002            2001            2000             1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                     11.78          14.63           19.29           19.99            17.87

Investment Operations:

Investment income--net(a)                                    .07            .05             .04             .05              .11

Net realized and unrealized
   gain (loss) on investments                               1.86          (2.30)          (3.39)           1.51             3.26

Total from Investment Operations                            1.93          (2.25)          (3.35)           1.56             3.37

Distributions:

Dividends from
   investment income--net                                   (.07)          (.05)           (.04)           (.05)            (.12)

Dividends from net realized
   gain on investments                                        --           (.55)          (1.27)          (2.21)           (1.13)

Total Distributions                                         (.07)          (.60)          (1.31)          (2.26)           (1.25)

Net asset value, end of period                             13.64          11.78           14.63           19.29            19.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                           16.48         (16.27)         (18.15)           8.10            19.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                    1.05           1.01             .98             .96             1.03

Ratio of interest expense and
   dividends on securities sold short
   to average net assets                                     .01            .00(b)          .00(b)           --              .00(b)

Ratio of net investment income
   to average net assets                                     .56            .37             .26             .27              .56

Portfolio Turnover Rate                                    42.66          26.93           32.57           54.80            96.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                           862,633        805,956       1,092,228       1,483,687        1,577,895

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund  17



NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including short sales, options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

18
(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each

                                                                The Fund  19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $415,332, accumulated capital losses $126,022,318 and unrealized appreciation $88,695,573.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $78,064,725 of the carryover expires in fiscal 2010 and $47,957,593 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $4,717,914 and $3,598,519, respectively and long-term capital gains $0 and $40,264,968, respectively.

20
NOTE 2--BANK LINES OF CREDIT:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 2003 was approximately $140,700, with a related weighted average annualized interest rate of 1.80%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2003, the fund was charged $1,226,238 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $648,181 pursuant to the transfer agency agreement.

                                                             The Fund  21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2003, the fund was charged $59,232 pursuant to the custody agreement.

(C) Each Board member also serves a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended October 31, 2003, the fund derived $197,646 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended October 31, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       332,831,547          374,328,671

Short sale transactions                  12,108,228           13,954,670

    TOTAL                               344,939,775          388,283,341

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated

22
account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at October 31, 2003, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003, are set forth in the Statement of Financial Futures.

At October 31, 2003, the cost of investments for federal income tax purposes was $795,035,262; accordingly, accumulated net unrealized appreciation on investments was $88,768,500, consisting of $142,876,530 gross unrealized appreciation and $54,108,030 gross unrealized depreciation.

                                                             The Fund  23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments and financial futures, securities sold short as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                        /S/ERNST & YOUNG LLP

New York, New York

December 12, 2003


24
IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 100% of the ordinary dividends paid during 2003 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                             The Fund  25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

James F. Henry (72)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Rosalind Gersten Jacobs (78)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

26
Dr. Paul A. Marks (77)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, Director-Emeritus

* Atom Pharm, Director

* Lazard Freres Company, LLC, Senior Advisor

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Dr. Martin Peretz (64)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC, an online publisher of college textbooks, Director

* Harvard Center for Blood Research, Trustee

* Bard College, Trustee

* YIVO Institute for Jewish Research, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Bert W. Wasserman (70)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Lillian Vernon Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                             The Fund  27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 62 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

28
RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund  29

                  For More Information

                        DREYFUS
                        GROWTH AND INCOME FUND, INC.

                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC's website at
http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  010AR1003


ITEM 2.      CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that Bert W. Wasserman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Bert W. Wasserman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)  Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GROWTH AND INCOME FUND, INC.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  December 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /S/STEPHEN E. CANTER
       Stephen E. Canter
       Chief Executive Officer

Date:  December 19, 2003

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  December 19, 2003

                                EXHIBIT INDEX

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)